UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                   811-00505
                                    ------------------------------------------

                            Philadelphia Fund, Inc.
------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
          (Address of principal executive offices)          (Zip code)

                         Baxter Financial Corporation
          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
                   (Name and address of agent for service)

Registrant's telephone number, including area code: (561) 395-2155
                                                   ---------------------------

Date of fiscal year end:   November 30
                         -----------------------------------------------------

Date of reporting period:  December 1, 2002 - NOVEMBER 30, 2003
                         -----------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

                            PHILADELPHIA FUND, INC.

PRESIDENT'S LETTER - January 7, 2004

The well-publicized "scandals" bedeviling the mutual fund industry over the past few months have shocked us all. They are especially noteworthy, because American mutual funds enjoyed a blemish free reputation. No more. While the problems involve very small amounts of money, as a percentage of assets, there is no excuse for the actions of the offending few. Most of the funds experiencing problems were international funds, holding securities traded in other parts of the world.

We have executed the business of your fund with the high ethical and professional standards we know you expect of us. We will continue to do so.

Another issue bringing negative attention to mutual funds is short-term trading of fund shares. This may disadvantage long-term shareholders. Philadelphia Fund has not encountered this problem; we view mutual fund shares to be an intelligent medium for long term investment and not appropriate for short term trading. The industry is developing uniform standards to offset the negative impact of "timers".

The one - two punches of low interest rates and the President's tax cut are achieving their intended result - an economy that surprises the experts with its strength. Stocks have surged in response to cork-popping numbers.

Underneath the euphoria, Wall Street casts a worried eye on the hard realities of terrorism, inflationary pressure, a falling dollar, slow job growth, and heavy consumer debt. The companies in the S & P 500 index are trading at nearly 27 times trailing twelve months earnings. Historically they have averaged approximately 16 times. Very strong earnings growth will be required for earnings to catch up to prices.

During the second year of an economic recovery, stocks have averaged a 13% return since 1942. We would be very happy with such performance. We expect a gradual shift as the year progresses from tech and cyclical stocks to defensive issues such as medical products, food and health care. It will be a stock picker's market.

During the last half of the fiscal year, we sold our remaining shares of Comcast Special Class A stock for a nice profit. Fleet Boston was bought by Bank of America and we realized a healthy gain. The entire position of Kerr-McGee was eliminated for a tax loss to offset some of the aforementioned profits.

We continue to search for opportunities to grow our portfolio.



                                             Very truly yours,

                                             /s/ Donald H. Baxter

                                             Donald H. Baxter
                                             President

Comparison of the change in value of $10,000 investment in Philadelphia Fund and the Standard & Poor's 500 Composite Stock Index*

The printed report shows a line graph with the following points.
              PHILADELPHIA   S&P 500
              FUND           INDEX*
11/30/93      10,000.00      10,000.00
11/30/94       9,282.54      10,104.74
11/30/95      11,749.70      13,841.47
11/30/96      13,634.91      17,697.85
11/30/97      17,401.47      22,744.35
11/30/98      19,543.71      28,125.44
11/30/99      20,708.07      34,003.18
11/30/00      20,318.93      32,568.24
11/30/01      19,866.55      28,587.55
11/30/02      18,203.99      23,866.90
11/30/03      20,530.29      27,468.42


Average Annual Total Returns as of 11/30/03

        1 Year   5 Years   10 Years
        ------   -------   --------
        12.78%    0.99%     7.46%


The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Past performance is not predictive of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

* The Standard & Poor's 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.

                            PHILADELPHIA FUND, INC.

PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2003

Shares                                                               Value
-------                                                          -------------
                             Common Stocks - 77.5%
                                 Banks - 17.3%
 80,000   AmSouth Bancorporation ............................... $  1,919,200
 40,000   Bank of America Corp. ................................    3,017,200
110,000   National City Corp. ..................................    3,690,500
130,000   SouthTrust Corp. .....................................    4,179,500
                                                                 ------------
                                                                   12,806,400
                                                                 ------------
                          Electric Utilities - 21.6%
 30,000   American Electric Power Co., Inc. ....................      830,700
 80,000   Cinergy Corp. ........................................    2,924,000
 80,000   FirstEnergy Corp.  ...................................    2,772,000
 35,000   Hawaiian Electric Industries, Inc. ...................    1,613,150
 80,000   Public Service Enterprise Group, Inc. ................    3,281,600
 80,000   Southern Company .....................................    2,341,600
100,000   TXU Corp. ............................................    2,214,000
                                                                 ------------
                                                                   15,977,050
                                                                 ------------
                            Food Processing - 6.9%
 40,000   Corn Products International, Inc. ....................    1,386,400
  8,932  *Del Monte Foods Company ..............................       85,480
100,000   H. J. Heinz Co. ......................................    3,610,000
                                                                 ------------
                                                                    5,081,880
                                                                 ------------
                           Health Care Plans - 2.9%
 40,000   United Health Group Incorporated. ....................    2,156,000
                                                                 ------------
                       Health Care Products/Drugs - 3.6%
100,000   Bristol-Myers Squibb Co. .............................    2,635,000
                                                                 ------------
                         Natural Gas Utilities - 5.3%
140,000   Sempra Energy ........................................    3,964,800
                                                                 ------------
                         Oil & Gas Operations - 12.7%
 30,000   ChevronTexaco Corp. ..................................    2,253,000
 70,000   Marathon Oil Corp. ...................................    2,072,700
 70,000   Occidental Petroleum Corp. ...........................    2,567,600
 80,000   Unocal Corp. .........................................    2,542,400
                                                                 ------------
                                                                    9,435,700
                                                                 ------------

Shares                                                               Value
-------                                                          -------------
                               Publishing - 4.3%
  4,000   Washington Post Co. Class "B" ........................ $  3,213,800
                                                                 ------------
                            Retail Specialty - 2.9%
 60,000  *Costco Wholesale Corp. ...............................    2,149,200
                                                                 ------------


Total Value of Common Stocks (cost $43,608,119) ................   57,419,830
                                                                 ------------


Principal
 Amount
---------
                      U.S. Government Obligations - 7.3%
$ 5,000M  U.S. Treasury Bond, 13 3/4% due 08/15/04
             (cost $5,219,384)..................................    5,437,110
                                                                 ------------
                      Short-Term Corporate Notes - 14.7%
  3,600M  American Express Corp., .99%, due 12/08/2003..........    3,600,000
  1,200M  General Electric Corp., .94%, due 12/01/2003..........    1,200,000
  3,600M  Prudential Corp., .97%, due 12/04/2003................    3,600,000
  2,500M  U.S. Bancorp., .90%, due 12/04/2003 ..................    2,500,000

Total Value of  Short-Term Corporate Notes (cost $10,900,000)...   10,900,000
                                                                 ------------

Total Value of Investments (cost $59,727,503)............. 99.5%   73,756,940

Other Assets, less Liabilities ...........................   .5       372,136
                                                          -----  ------------
Net Assets................................................100.0% $ 74,129,076
                                                          =====  ============

* Non-income producing security


                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2003

ASSETS
      Investments in securities, at value
        (identified cost $59,727,503) (Note 1A).......           $ 73,756,940
      Cash............................................                 87,813
      Dividends and interest receivable...............                360,158
      Other assets....................................                  9,585
                                                                 ------------
         TOTAL ASSETS.................................             74,214,496


LIABILITIES
      Accrued advisory and administrative fees........    61,775
      Other accrued expenses..........................    23,645
                                                      ----------
         TOTAL LIABILITIES............................                 85,420
                                                                 ------------

NET ASSETS............................................           $ 74,129,076
                                                                 ============
NET ASSETS CONSIST OF:
      Capital paid in.................................           $ 58,860,119
      Undistributed net investment income ............                359,777
      Accumulated net realized gain on investments....                879,743
      Net unrealized appreciation in value of
        investments...................................             14,029,437
                                                                 ------------
         NET ASSETS, for 11,394,514 shares outstanding           $ 74,129,076
                                                                 ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE ($74,129,076 / 11,394,514 shares).........                 $ 6.51
                                                                      ======

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF OPERATIONS - NOVEMBER 30, 2003

INVESTMENT INCOME
      Dividends.............................    $1,999,317
      Interest..............................       527,786
                                                ----------
            TOTAL INCOME....................                  $ 2,527,103

EXPENSES: (Notes 4 and 5)
      Investment advisory fee ..............       537,681
      Administrative fee ...................       179,227
      Distribution plan expenses ...........       107,536
      Professional fees.....................        71,173
      Director fees and expenses............        45,167
      Transfer agent and dividend disbursing
        agent's fees and expenses...........        40,076
      Fund accounting agent's fees..........        38,385
      Custodian fees........................        25,350
      Other expenses........................        58,872
                                                ----------

        Total Expenses......................     1,103,476
        Less: Fees paid indirectly (Note 4).         1,231
                                                ----------
               Net Expenses ................                    1,102,236
                                                               ----------
        Net Investment Income...............                    1,424,867

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (Note 3):
      Net realized gain on investments......       879,743
      Net unrealized appreciation of
        investments.........................     6,255,695
                                                ----------
        Net gain on investments.............                    7,135,438
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS...............................                  $ 8,560,305
                                                              ===========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED NOVEMBER 30, 2003 AND 2002

                                                       2003           2002
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
  OPERATIONS
   Investment income-net.......................... $   1,424,867  $    918,996
   Net realized gain on investments...............       879,743     1,954,323
   Net unrealized appreciation (depreciation) of
     investments..................................     6,255,695   ( 9,543,654)
                                                   -------------  -------------
     Net increase (decrease) in net assets
        resulting from operations.................     8,560,305   ( 6,670,335)

  DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     ($0.124 and $0.065 per share, respectively)..  (  1,446,245)  (   797,513)
   Net realized gain on investments
     ($0.166 and $0.21 per share, respectively)...  (  1,954,323)  ( 2,566,502)

  CAPITAL SHARE TRANSACTIONS
   Decrease in net assets resulting from
     capital share transactions (Note 2)..........  (  2,573,685)  ( 3,378,154)
                                                   -------------  -------------
     Net increase (decrease) in net assets........     2,586,052   (13,412,504)

NET ASSETS
   Beginning of year..............................    71,543,024    84,955,528
                                                   -------------  -------------
   End of year (including undistributed net
    investment income of $359,777 and $381,155,
    respectively)................................. $  74,129,076  $ 71,543,024
                                                   =============  =============

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund's investment objective is to achieve long term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market are valued at the closing sales price on November 28, 2003. Short-term obligations are stated at cost which when combined with interest receivable approximates fair value. U.S. Treasury Bonds are valued using an evaluated mean price provided by an independent pricing service.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Distributions to Shareholders - the Fund distributes its net investment income quarterly and net realized gains annually. Income and capital gain distributions which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

    D. Use of Estimates - the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    E. Other - security transactions are accounted for on the date the securities are purchased or sold. Cost is determined and gains and losses are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Premiums and discounts on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    As of November 30, 2003, 30,000,000 shares of $1.00 par value capital stock were authorized.

    Transactions in capital stock were as follows:

                                      2003                      2002
                            ------------------------    ---------------------
                              Shares       Amount        Shares      Amount
                            ----------   -----------    ---------  ----------

Capital stock sold..........     27,341  $    163,710     44,924   $   292,146
Capital stock issued
  in reinvestment of
  distributions.............    467,197     2,751,123    409,910     2,711,190
Capital stock
  redeemed..................   (903,035)   (5,488,518) ( 984,501)   (6,381,490)
                            -----------  ------------  ----------- -----------
   Net decrease                (408,497) $ (2,573,685) ( 529,667)   (3,378,154)
                            ===========  ============  =========== ===========

                            PHILADELPHIA FUND, INC.

3. PURCHASES AND SALES OF SECURITIES
    For the year ended November 30, 2003, purchases and sales of securities (other than short-term corporate notes) aggregated $31,683,670 and $36,395,549 respectively.

    At November 30, 2003, the cost of investments for Federal income tax purposes was $59,727,503. Accumulated net unrealized appreciation on investments was $14,029,437 consisting of $14,029,437 gross unrealized appreciation and $0 gross unrealized depreciation.


4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and ..50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    During the year ended November 30, 2003, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $30,150 and the Fund's custodian provided credits in the amount of $1,231 against custodian charges based on the uninvested cash balances of the Fund. Thomas J. Flaherty, a director and former officer of the Fund, receives a monthly pension from the Fund which amounted to $12,500 for the year 2003.


5. DISTRIBUTION PLAN
    Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the Investment Company Act of 1940, the Fund may pay a fee in an amount up to ..5% of the Fund's average net assets calculated monthly. A component of the 12b-1 fee (.25% of the Fund's average net assets) is paid to BFC for providing shareholder services, which include advice and information regarding: share accounts; applications; use of the prototype retirement plans of the Fund; assistance with questions regarding the Fund's transfer agent, as well as other information and services. In its discretion, BFC may make payments to registered broker-dealers and members of the National Association of Securities Dealers, Inc. for providing Fund shareholders with similar services.

    The remainder of the 12b-1 fee may be used to pay brokers and dealers which enter into agreements with BFC or which provided sales, promotional, or advertising services to the Fund,

                            PHILADELPHIA FUND, INC.

and to pay for other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.

    Until further notice, BFC has agreed to waive all 12b-1 fees in excess of ..15% per annum of the Fund's average net assets.


6. YEAR-END DISTRIBUTION
    Realized gains from security transactions are distributed to shareholders in December following the end of the Fund's fiscal year. A distribution of $.115 per share, consisting of $.08 from realized gains and $.035 from ordinary income was declared on December 8, 2003. The distribution is payable on December 29, 2003 to the shareholders of record on December 26, 2003.

    The tax character of distributions paid during the years ended November 30, 2003 and 2002 was as follows:

                                                           2003        2002
                                                        ----------  ----------
Distributions paid from
   Ordinary income .................................... $1,446,245  $  797,513
   Long-term ..........................................  1,954,323   2,566,502
                                                        ----------  ----------
                                                        $3,400,568  $3,364,015
                                                        ==========  ==========

    As of November 30, 2003, the components of distributable earnings on a Tax basis were the same as the book basis.

                            PHILADELPHIA FUND, INC.

OFFICERS AND DIRECTORS

The names, ages, length of service, principal business occupations for at least the past five years and other directorships of the officers and Directors of the Fund are listed below. In most cases, more than five years of business experience is included in order to present shareholders with a better awareness of the Directors' experience. All officers and Directors hold identical positions with Eagle Growth Shares Inc., a registered investment company also advised by Baxter Financial Corporation, and with the Fund. The Directors do not serve a specified term of office. Each Director will hold office until the termination of the Fund or his resignation, retirement, incapacity, removal or earlier death. The address of each Director and officer is 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432. Additional information about the Board is available in the Fund's Statement of Additional Information which can be obtained free of charge by calling (800) 749-9933.


INDEPENDENT DIRECTORS

Thomas J. Flaherty          Director (since 1989)                    Age:(79)
                            Audit Committee Member (since 2001)

Retired. Formerly, Executive Vice President, Philadelphia Fund, Inc.; formerly, President, Eagle Growth Shares, Inc.; formerly, President and Director, Universal Programs, Inc. and Eagle Advisory Corporation (investment advisors); formerly, Partner Fahnestock & Co., Inc. (securities brokerage).


Kenneth W. McArthur         Director (since 1987)                    Age:(68)
                            Audit Committee Chairman (since 2001)

Chairman, Shurway Capital Corp. (private investment company); Trustee, BMO Mutual Funds (Canadian registered investment company); Trustee & Investment Committee Member, Canada Post Pension Fund; Director, Fahnestock Viner Holdings, Inc. (financial services holding company); formerly, Vice President and Director, Nesbitt Investment Management; formerly, President, Chief Executive Officer, and Director, Fahnestock & Co., Inc. (securities brokerage); formerly, Senior Vice President and Chief Financial Officer, Nesbitt Thomson Inc. (holding company).

                            PHILADELPHIA FUND, INC.

Robert L. Meyer             Director (since 1989)                    Age:(63)
                            Audit Committee Member (since 2001)

President, Ehrlich Meyer Associates, Inc. (investment management); formerly, Principal Officer, Convergent Capital Corporation (holding company); formerly, Director, Vice President, and Senior Vice President, Fahnestock & Co., Inc. (securities brokerage).


Donald P. Parson            Director (since 1987)                    Age:(62)
                            Audit Committee Member (since 2001)

Counsel, Satterlee Stephens Burke & Burke LLP; Director, Home Diagnostics, Inc. (medical device company); Chairman of the Board, Syracuse University College of Law; formerly, Partner, Parson & Brown, Attorneys at Law; formerly, Director, ITSN, Inc. (interactive satellite kiosks); formerly, Partner, Whitman & Ransom, Attorneys at Law.


INTERESTED DIRECTORS & OFFICERS

Donald H. Baxter            Director and President (since 1989)      Age:(60)

Director, President, and Treasurer, Baxter Financial Corporation; Director and President, Universal Programs International Limited (distributor); formerly, Director, Sunol Molecular Corp. (biotechnology); formerly, Director, Great Eastern Bank; formerly, Director, Frost Hanna Capital Group (publicly registered acquisition company); formerly, Managing Member, Crown Capital Asia Limited Liability Company (private investment company); formerly, Managing Member, Baxter Biotech Ventures Limited Company (private investment company); formerly, Portfolio Manager, Nesbitt Thomson Asset Management Inc.


Ronald F. Rohe              Vice President, Secretary,               Age:(60)
                            and Treasurer (since 1990)

Chief Operating Officer and Marketing Director, Baxter Financial Corporation; Secretary, Universal Programs International Limited (distributor); formerly, registered representative, Paine Webber Incorporated.

                           PHILADELPHIA FUND, INC.

                             FINANCIAL HIGHLIGHTS
        (FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR)



                                             Year Ended November 30,
                                     ---------------------------------------
SELECTED PER SHARE DATA               2003    2002    2001    2000    1999
-----------------------              ------  ------  ------  ------  ------

Net Asset Value, Beginning of Year.. $ 6.06  $ 6.89  $ 7.73  $ 8.77  $10.27
                                     ------  ------  ------  ------  ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...............   0.12    0.08    0.12    0.14    0.06
Net Realized & Unrealized
  Gains (Loss) on Investments.......   0.62   (0.63)  (0.24)  (0.30)   0.51
                                     ------  ------  ------  ------  ------

Total From Investment Operations....   0.74   (0.55)  (0.12)  (0.16)   0.57
                                     ------  ------  ------  ------  ------
LESS DISTRIBUTIONS FROM:
Net Investment Income...............   0.12    0.07    0.16    0.11    0.09
Net Realized Gains..................   0.17    0.21    0.56    0.77    1.98
                                     ------  ------  ------  ------  ------
Total Distributions.................   0.29    0.28    0.72    0.88    2.07
                                     ------  ------  ------  ------  ------
Net Asset Value, End of Year........ $ 6.51  $ 6.06  $ 6.89  $ 7.73  $ 8.77
                                     ======  ======  ======  ======  ======

TOTAL RETURN (%)....................  12.78   (8.37)  (2.23)  (1.88)   5.96
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands).....................$74,129 $71,543 $84,956 $96,203 $109,800


Ratio to Average Net Assets:
  Expenses (%).......................  1.54    1.48    1.50    1.48    1.55
  Net Investment Income (%)..........  1.99    1.17    1.68    1.89     .71


Portfolio Turnover Rate (%)..........    52     140     119     134      81


                       See notes to financial statements

                         INDEPENDENT AUDITOR'S REPORT


To the Shareholders and Board of
Directors of Philadelphia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Philadelphia Fund, Inc., including the portfolio of investments as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended November 30, 2003 and financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Philadelphia Fund, Inc. at November 30, 2003, and the results of its operations, changes in its net assets and financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.


                                           BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
December 19, 2003 (Except for Note 6 as
to which the date is December 29, 2003)

                            PHILADELPHIA FUND, INC.

OFFICERS

DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer


ADMINISTRATIVE STAFF

KEITH A. EDELMAN, Director of Operations
DIANE M. SARRO, Director of Shareholder Services


DIRECTORS

DONALD H. BAXTER
THOMAS J. FLAHERTY
KENNETH W. McARTHUR
ROBERT L. MEYER
DONALD P. PARSON


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND DISTRIBUTOR
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
U.S. BANK, N.A., 425 Walnut Street, Cincinnati, OH 45202


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
UNIFIED FUND SERVICES, INC.
P.O. Box 6110, Indianapolis, IN 46206-6110

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP, Philadelphia, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP, Philadelphia, PA

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        Philadelphia Fund, Inc.                       PHILADELPHIA
      1200 North Federal Highway                       FUND, INC.
              Suite 424
         Boca Raton, FL 33432                             ANNUAL
            (561) 395-2155                                REPORT

                                                    November 30, 2003

                [LOGO]




                                                     Established 1923
You will find important information
about PHILADELPHIA FUND - its
investment policy and management, past
record and the method of calculating
the per-share net asset value in the
current prospectus. This report is
submitted for the general information
of the Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.

ITEM 2. CODE OF ETHICS.

        The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by the report, no amendments were made to the provisions of this code of ethics. During the period covered by the report, the registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics. The registrant has filed this code of ethics as an exhibit pursuant to Item 10(a)(1) of this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

        The registrant's Board of Directors has determined that Mr. Kenneth W. McArthur meets the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Mr. McArthur is an "independent" member of the Audit Committee as defined in the instructions to Form N-CSR. Mr. McArthur also serves as the Audit Committee Chairman.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        Not required at this time - effective only for annual reports with periods ending on or after December 15, 2003.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable to registrant, which is an open-end management investment company.


ITEM 6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        Not applicable to registrant, which is an open-end management investment company.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

        (a) Based on their evaluation of the registrant's disclosure controls and procedures ("Procedures") as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that the information required to be disclosed in the Report is accumulated and communicated to the registrant's management, including the registrant's officers who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

        (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

         (a)(1) The registrant's Code Of Business Ethics for Principal Executive and Financial Officers required by Item 2(a) is attached as an exhibit hereto.

         (a)(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                 Philadelphia Fund, Inc.
            --------------------------------------------------------------------

By (Signature and Title)*    /s/ Donald H Baxter
                         -------------------------------------------------------
                                 Donald H. Baxter, Chief Executive Officer

Date  January 27, 2004
    ---------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Donald H. Baxter
                         -------------------------------------------------------
                                 Donald H. Baxter, Chief Executive Officer
Date  January 27, 2004
    ---------------------

By (Signature and Title)*    /s/ Ronald F. Rohe
                         -------------------------------------------------------
                                 Ronald F. Rohe, Chief Financial Officer

Date  January 27, 2004
    ---------------------

* Print the name and title of each signing officer under his or her signature.